LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED FEBRUARY 4, 2016

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED JUNE 1, 2015, OF

QS LEGG MASON DYNAMIC MULTI-STRATEGY FUND

The following information supplements the fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

Effective April 1, 2016, QS Investors, LLC (“QS Investors”) will become a subadviser, and QS Legg Mason Global Asset Allocation, LLC (“QS LMGAA”), responsible for the implementation of the fund’s overall asset allocation and the Dynamic Risk Management strategy, will cease to be a subadviser, to the fund. The same portfolio managers will continue to serve the fund. QS Investors and QS LMGAA are wholly-owned subsidiaries of Legg Mason, Inc. As of December 31, 2015, QS Investors had assets under management of approximately $23.7 billion, representing the combined assets of QS Investors, QS LMGAA and QS Batterymarch Financial Management, Inc. (“QS Batterymarch”). QS LMGAA and QS Batterymarch will be combined with QS Investors as of April 1, 2016.

Legg Mason Partners Fund Advisor, LLC will remain the fund’s investment manager, and Western Asset Management Company will remain as a subadviser to the fund.

Effective April 1, 2016, the fund’s name will change to QS Dynamic Multi-Strategy Fund.

Please retain this supplement for future reference.

QSIN231956